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                                                                    Exhibit 10.4


                                                JOHN F. DUGGAN, ESQUIRE
                                                DIRECTOR OF LEGAL AFFAIRS
                                                DIRECT DIAL:  (717) 796-6143


VIA FACSIMILE AND FEDERAL EXPRESS

                                                December 31, 1999
Rayburn W. Green
Ball & Mourton, Ltd., PLLC
E.J. Ball Plaza
112 W. Center, Suite 700
Fayetteville, Arkansas  72702

      Re: Acquisition of Balanced Care Corporation's Missouri Assets or Lease Rights and Operations - Asset Purchase Agreement - Third Amendment

Dear Ray:

      As we discussed today, the purpose of this letter is to memorialize in writing our understanding of the following amendment to the Asset Purchase Agreement (the "Agreement"):

      Balanced Care Corporation, for itself and for each of its Subsidiaries ("Seller") and Christian Health Care of Missouri, Inc. ("Buyer") hereby agree that Section 5.1(ii) is changed to read as follows: "(ii) January 7, 2000 (the "Closing")."

            If this amendment meets with your approval, please have the Seller acknowledge below and return this letter amendment to Robin Barber. If you have any questions, please let me know. Thank you for your consideration.


Acknowledged, Agreed to and Accepted:

SELLER:                                         PURCHASER:
BALANCED CARE CORPORATION,                      CHRISTIAN HEALTH CARE OF
for itself and for each of its Subsidiaries     MISSOURI, INC.


By:/s/Brad E. Hollinger                         By:/s/Allen D. Kilgore
Name: Brad E. Hollinger                            Allen D. Kilgore
Title: Chairman & CEO                              President